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                                                                    Exhibit 10.3

                            PLUMTREE SOFTWARE, INC.
                       2000 OMNIBUS STOCK INCENTIVE PLAN

Section 1.  Purpose of Plan.

          The name of this plan is the Plumtree Software, Inc. 2000 Omnibus Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (as hereinafter defined) on September 7, 2000. The purpose of the Plan is to enable the Company (as hereinafter defined) and its Related Companies (as hereinafter defined) to attract, retain and reward employees, directors, advisors and consultants and to strengthen the existing mutuality of interests between such persons and the Company's stockholders. To accomplish the foregoing, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Dividend Equivalents and Other Awards (each as hereinafter defined). The Plan is intended, to the extent applicable, to satisfy the requirements of section 162(m) of the Code (as hereinafter defined) and shall be interpreted in a manner consistent with the requirements thereof.

Section 2.  Definitions.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)     "Award" means an award of Incentive Stock Options,
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Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Dividend
Equivalents or Other Awards under the Plan.

          (b)     "Award Agreement" means, with respect to each Award, the
                   ---------------
written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          (c)     "Board" means the board of directors of the Company.
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          (d)     "Cause" means, unless otherwise provided in an Award
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Agreement, (1) the willful and continued failure by the Participant to substantially perform his or her duties and obligations to the Company, including without limitation repeated refusal to follow the reasonable directions of the employer or supervisor,
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knowing violation of law in the course of performance of the duties of
Participant's employment or service with the Company, repeated or excessive absences from work without a reasonable excuse; (2) fraud or material dishonesty against the Company; or (3) the commission of acts constituting, the indictment or conviction of, or plea of guilty or nolo contendere for, the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Committee in its sole discretion.

          (e)     "Change in Capitalization" means any increase, reduction, or
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change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

          (f)     "Change in Control" means the first to occur of any one of the
                   -----------------
events set forth in the following paragraphs, provided, however, that the first underwritten initial public offering of Shares of the Company shall not constitute a Change in Control:

          (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) hereof; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date (as defined in Section 15), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was

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                  approved or recommended by a vote of at least two-thirds (2/3)
                  of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or
                  (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.

          (g)     "Code" means the Internal Revenue Code of 1986, as amended
                   ----
from time to time, or any successor thereto.

          (h)     "Committee" means the committee established by the Board to
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administer the Plan.  The composition of the Committee shall at all times consist solely of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, and (ii) unless otherwise determined by the Board, "outside directors" as defined in section 162(m) of the Code.

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          (i)     "Common Stock" means the common stock, par value $.01 per
                   ------------
share, of the Company.

          (j)     "Company" means Plumtree Software, Inc., a Delaware
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corporation (or any successor corporation).

          (k)     "Disability" means (1) any physical or mental condition that
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would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

          (l)     "Dividend Equivalent" means a right granted under Section 9 to
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receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

          (m)     "Eligible Recipient" means an officer, director, employee,
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consultant or advisor of the Company or of any Parent or Related Company.

          (n)     "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as amended from time to time.

          (o)     "Exercise Price" means the per share price at which a holder
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of an Option may purchase the Shares issuable upon exercise of the Option.

          (p)     "Fair Market Value" as of a particular date shall mean the
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fair market value of a Share as determined by the Committee in its sole discretion; provided that (i) if the Shares are admitted to trading on a national securities exchange, fair market value of a Share on any date shall be the closing sale price reported for such Share on such exchange on the last day preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a Share on any date shall be the closing sale price reported for such Share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the

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Nasdaq System but have not been designated as an NMS security, fair market value of a Share on any date shall be the average of the highest bid and lowest asked prices of such Share on such system on the last date preceding such date on which both bid and ask prices were reported.

          (q)     "Immediate Family" shall mean any child, stepchild,
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grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any person sharing the employee's household (other than a tenant or employee).

          (r)     "Incentive Stock Option" shall mean an Option that is an
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"incentive stock option" within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

          (s)     "Nonqualified Stock Option" means any Option that is not an
                   -------------------------
Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

          (t)     "Option" means an Incentive Stock Option, a Nonqualified Stock
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Option, or either or both of them, as the context requires.

          (u)     "Other Award" means an Award granted pursuant to Section 10
                   -----------
hereof.

          (v)     "Parent" means any corporation (other than the Company) in an
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unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (w)     "Participant" means any Eligible Recipient selected by the
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Committee, pursuant to the Committee's authority in Section 3 hereof, to receive
Awards. A Participant who receives the grant of an Option is sometimes referred to herein as "Optionee."

          (x)     "Person" shall have the meaning given in Section 3(a)(9) of
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the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that

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such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (y)     "Plan" means this Plumtree Software, Inc. 2000 Stock Incentive
                   ----
Plan.

          (z)     "Related Company" means any corporation, partnership, joint
                   ---------------
venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

          (aa)     "Restricted Stock" means Shares subject to certain
                    ----------------
restrictions granted pursuant to Section 8  hereof.

          (ab)     "Restricted Stock Units" means the right to receive in cash
                    ----------------------
or Shares the Fair Market Value of a Share of Company Stock granted pursuant to
Section 8 hereof.

          (ac)     "Shares" means shares of Common Stock and any successor
                    ------
security.

          (ad)     "Subsidiary" means any corporation (other than the Company)
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in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 3.  Administration.

          (a) The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, and except as provided in Section 7(k), the Committee shall have the power and authority, without limitation:

                   (i) to select those Eligible Recipients who shall be Participants;

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               (ii)   to determine whether and to what extent Options or awards
of Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Awards are to be granted hereunder to Participants;

               (iii) to determine the number of Shares to be covered by each Award granted hereunder;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or awards of Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Awards granted hereunder;

               (vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

               (vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan.

          (b) The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

          (c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any

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officer or employee of the Company acting on behalf of the Board or the
Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 4.  Shares Reserved for Issuance Under the Plan.

          (a) The total number of Shares reserved and available for issuance under the Plan shall be 10,000,000 Shares, provided, however, that on the first day of each fiscal year of the Company (beginning in 2001) such number shall be increased by an amount equal to the lesser of (i) 3,000,000 Shares or (ii) 3% of the number of outstanding Shares on the last trading day of the immediately preceding fiscal year. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

          (b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised, or (ii) any Shares subject to any award of Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Awards are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

          (c) The aggregate number of Shares with respect to which Awards may be granted to any individual Optionee during any fiscal year shall not exceed 3,000,000.

Section 5.  Equitable Adjustments; Change in Control

          (a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of Shares reserved for issuance under the Plan, (ii) the kind, number and/or Exercise Price of Shares or other property subject to outstanding Options granted under the Plan, and (iii) the kind, number and/or purchase price of Shares or other property subject to outstanding awards of Restricted Stock, Restricted Stock

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Units, Dividend Equivalents and Other Awards granted under the Plan, in each case as may be determined by the Committee, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards, reduced, in the case of Options, by the exercise price thereof.

          (b) The Committee may, in its sole discretion, at the time of grant or any time thereafter, accelerate vesting and/or exercisability or provide for the lapsing in whole or in part of any or all restrictions on vesting or exercisability of any Award granted pursuant to this Plan in the event of a Change in Control.

Section 6.  Eligibility.

          The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Recipients. The Committee shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Awards, provided that directors of the Company or any Parent or Related Company who are not employees of the Company or of any Parent or Related Company, and consultants or advisors to the Company or to any Parent or Related Company may not be granted Incentive Stock Options and further provided that Incentive Stock Options may not be granted to an employee of a Related Company if such Related Company is not a Subsidiary.

Section 7.  Options.

          (a)  General.  Options may be granted alone or in addition to other
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Awards granted under the Plan.  Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Committee shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability and vesting of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To

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the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(j) of this Section 7 and the Award Agreement shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (b)  Exercise Price.  The per share Exercise Price of Shares
               --------------
purchasable under an Option shall be determined by the Committee in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value per Share on such date (110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than ten percent (a "Ten Percent Owner") of the total combined voting power of all classes of Common Stock).

          (c)  Option Term.  The term of each Option shall be fixed by the
               -----------
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          (d)  Exercisability.  Options shall be exercisable at such time or
               --------------
times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Committee in the Award Agreement or after the time of grant, provided that no action under this Section 7(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Committee may also provide that any Option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Committee may determine in its sole discretion.

          The Committee may provide at the time of grant or anytime thereafter, in its sole discretion, that any Option shall be exercisable with respect to Shares that otherwise would not then be exercisable, provided that, in connection with such exercise, the Optionee enters into a form of Restricted Stock Award Agreement approved by the Committee.

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          (e)     Method of Exercise.  Options may be exercised in whole or in
                  ------------------
part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted Shares or Restricted Stock already owned by the Optionee which, (x) in the case of unrestricted Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares or Restricted Stock may be authorized only at the time of grant, (iii) loans pursuant to paragraph (g) of this Section 7, (iv) any other form of consideration approved by the Committee and permitted by applicable law or (v) any combination of the foregoing. If payment of the Exercise Price is made in whole or in part in the form of Restricted Stock, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Committee may direct that such restrictions shall apply only to that number of Shares equal to the number of Shares surrendered upon the exercise of such Option.

          (f)     Rights as Stockholder.  An Optionee shall have no rights to
                  ---------------------
dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 13 hereof and, if requested, has given the representation described in paragraph
(b) of Section 14 hereof.

          (g)     Loans.  The Company or any Parent or Related Company may make
                  -----
loans available to Optionees for the payment of the exercise price of outstanding Options. Such loans shall (i) be evidenced by promissory notes entered into by the Optionees in favor of the Company or any Parent or Related Company, (ii) bear interest at the applicable federal interest rate or such other rate as the Committee shall determine, (iii) be subject to such other terms and conditions, not inconsistent with the Plan, as the Committee shall
determine, and (iv) be subject to Committee approval.   Unless the Committee
determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agree-

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ment, the terms of which shall be determined by the Committee, in its sole discretion; provided that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          (h)     Nontransferability of Options. The Optionee shall not be
                  -----------------------------
permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution (including, with respect to a Nonqualified Stock Option only, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant) and all Options shall be exercisable during the Participant's lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee's lifetime, the Committee may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Committee and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration.

          (i)     Termination of Employment or Service.  Unless otherwise
                  ------------------------------------
provided in an Award Agreement, if an Optionee's employment with, or service as a director, consultant or advisor to, the Company or to any Parent or Related Company terminates for any reason other than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date set forth in the Award Agreement, or such later date as is otherwise determined by the Committee, but in no event shall such exercise period be less than 30 days after such termination (six months in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. The 30-day period described in the preceding sentence (i) shall be extended to six months from the date of such termination in the event of the Optionee's death or Disability during such 30-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Unless provided in an Award Agreement or in the Committee's discretion any time thereafter, in the event of the termination of an Optionee's

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employment for Cause, all outstanding Options granted to such Participant shall expire on the date of such termination.

          (j)     Limitation on Incentive Stock Options.  To the extent that the
                  -------------------------------------
aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (k)     Automatic Grants of Stock Options to Non-Employee Directors.
                  -----------------------------------------------------------
The Company shall grant Nonqualified Stock Options to non-employee directors of the Company pursuant to this Section 7(k), which grants shall be automatic and nondiscretionary and otherwise subject to the terms and conditions set forth in this Section 7(k) and the terms of the Plan ("Automatic Non-Employee Director Options"). Upon election to the Board (or upon the Effective Date of this Plan if already a non-employee director at that time) each non-employee director shall be automatically granted a Nonqualified Stock Option to purchase 50,000 Shares (an "Initial Option"). Commencing on the Company's first annual meeting of stockholders immediately following the Effective Date, each non-employee director shall be automatically granted a Nonqualified Stock Option to purchase 20,000 Shares (the "Annual Options") on the date immediately following the Company's annual meeting of stockholders; provided, that he or she is then a director of the Company and, provided, further, that as of such date, such director shall have served on the Board for at least the preceeding six (6) months.

          The term of each Automatic Non-Employee Director Option shall be five
(5) years, and the per Share Exercise Price of an Automatic Non-Employee Director Option shall be no less than 100% of the Fair Market Value on the date of grant, provided, however, in no event shall the Exercise Price of an Automatic Non-Employee Director Option be less than the par value (if any) of the Shares. Each Automatic Non-Employee Director Option shall be fully vested and immediately exercisable as of the date of grant.

          In the event that the number of Shares available for grant under the Plan is not sufficient to accommodate the Automatic Non-Employee Director Options, then the remaining Shares available for Automatic Non-Employee Director Options shall be granted to non-employee directors on a pro-rata basis.

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No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board and/or the stockholders of the Company to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

Section 8.  Restricted Stock and Restricted Stock Units.

               (a)  General.  Awards of Restricted Stock and Restricted Stock
                    -------
Units may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock and Restricted Stock Units shall be made; the number of Shares and/or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock and Restricted Stock Units. The provisions of the awards of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

               (b)  Purchase Price.  The price per Share, if any, that a
                    --------------
Participant must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Committee in its sole discretion at the time of grant.

               (c)  Awards and Certificates.  The prospective recipient of an
                    -----------------------
Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Committee may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

               (d)  Nontransferability.  The Awards of Restricted Stock and
                    ------------------
Restricted Stock Units granted pursuant to this Section 8 shall be subject to the

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

restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Committee in the Award Agreement (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock or Restricted Stock Units awarded under the Plan except by will or the laws of descent and distribution; provided that the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion. The Committee may also impose such other restrictions and conditions, including the achievement of preestablished corporate performance goals, on awarded Restricted Stock and Restricted Stock Units as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award or Restricted Unit Award prior to the satisfaction by the Participant of any liability arising under
Section 13 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

          (e)     Rights as a Stockholder.  Except as provided in Section 8(c)
                  -----------------------
or as otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Committee, in its sole discretion, shall otherwise determine. A Participant who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Units, provided that the Award Agreement may provide for payments in lieu of dividends to such Participant.

          (f)     Termination of Employment.  The rights of Participants granted
                  -------------------------
Awards of Restricted Stock or Restricted Stock Units upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Related Company for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Awards.

          (g)     Loans.  In the sole discretion of the Committee, loans may be
                  -----
made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 7(g) of the Plan with respect to the exercise of Options.

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

          (h)     Early Exercise Options.  The Committee shall award Restricted
                  ----------------------
Stock to a Participant upon the Participant's early exercise of an Option. Unless otherwise determined by the Committee, the lapse of restrictions with respect to such Restricted Stock shall occur on the same schedule as the Option for which the Restricted Stock was exercised.

Section 9.  Dividend Equivalents.

          The Committee is authorized to grant Dividend Equivalents to Eligible Recipients. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

Section 10.  Other Awards.

          Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Section 11.  Amendment and Termination.

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m), section 422 of the Code, stock exchange rules or other applicable law. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent.

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

Section 12.  Unfunded Status of Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 13.  Withholding Taxes.

          Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award.

Section 14.  General Provisions.

          (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) The Committee may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

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

          (c) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (d) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor the granting of any Award to an Eligible Recipient shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Related Company, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Related Company to terminate the employment or service of any of its Eligible Recipients at any time.

Section 15.  Stockholder Approval; Effective Date of Plan.

          (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

          (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of the consummation of the first underwritten initial public offering of Shares of the Company (the "Effective Date").

Section 16.  Term of Plan.

          No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 17.  Governing Law.

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

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

Section 18.  Other.

          Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Related Companies operate or have employees, the Committee, in its sole discretion, shall have the power and authority, with respect to any Participant not residing in the United States, to (1) modify the terms and conditions of any Awards, and
(2) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

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